UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-112231-12              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2004-5HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On July 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

Terwin Mortgage Trust Asset-Backed Certificates,
Series TNTS 2004-5HE
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Backup Servicer, under the Agreement referred to herein

Date: February 24, 2005   By:    /s/  Pei Huang
                                   --------------------------------------------
                          Name:   Pei Huang
                          Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004

         Terwin Mortgage Asset-Backed Certificates Series 2004-5HE
                        Statement To Certificateholders
                                 July 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                          Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total            Losses     Interest     Balance
------------------------------------------------------------------------------------------------------------------------------------
A1A    140,956,000.00    140,956,000.00     3,688,338.18     173,571.65      3,861,909.83        0.00         0.00    137,267,661.82
A1B    122,457,000.00    122,457,000.00             0.00     181,372.42        181,372.42        0.00         0.00    122,457,000.00
M1      20,963,000.00     20,963,000.00             0.00      34,117.28         34,117.28        0.00         0.00     20,963,000.00
M2      16,738,000.00     16,738,000.00             0.00      36,753.86         36,753.86        0.00         0.00     16,738,000.00
M3       4,550,000.00      4,550,000.00             0.00      10,970.56         10,970.56        0.00         0.00      4,550,000.00
R              100.00            100.00           100.00           0.12            100.12        0.00         0.00              0.00
B1       4,713,000.00      4,713,000.00             0.00      12,986.93         12,986.93        0.00         0.00      4,713,000.00
B2       4,388,000.00      4,388,000.00             0.00      12,469.23         12,469.23        0.00         0.00      4,388,000.00
B3       3,900,000.00      3,900,000.00             0.00      14,440.83         14,440.83        0.00         0.00      3,900,000.00
N       18,000,000.00     18,000,000.00     1,275,829.34      77,500.00      1,353,329.34        0.00         0.00     16,724,170.66
TOTALS 336,665,100.00    336,665,100.00     4,964,267.52     554,182.88      5,518,450.40        0.00         0.00    331,700,832.48

AXA    140,956,000.00    140,956,000.00             0.00      37,588.27         37,588.27        0.00         0.00    137,267,661.82
AXB    122,457,000.00    122,457,000.00             0.00       3,061.43          3,061.43        0.00         0.00    122,457,000.00
M1X     20,963,000.00     20,963,000.00             0.00       1,048.15          1,048.15        0.00         0.00     20,963,000.00
M2X     16,738,000.00     16,738,000.00             0.00         697.42            697.42        0.00         0.00     16,738,000.00
X                0.00              0.00             0.00           0.00              0.00        0.00         0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561HK3   1,000.00000000    26.16659227    1.23138887      27.39798114      973.83340773       A1A          1.430000 %
A1B      881561FN9   1,000.00000000     0.00000000    1.48111108       1.48111108    1,000.00000000       A1B          1.720000 %
M1       881561FP4   1,000.00000000     0.00000000    1.62749988       1.62749988    1,000.00000000       M1           1.890000 %
M2       881561FQ2   1,000.00000000     0.00000000    2.19583343       2.19583343    1,000.00000000       M2           2.550000 %
M3       881561FR0   1,000.00000000     0.00000000    2.41111209       2.41111209    1,000.00000000       M3           2.800000 %
R        881561HU1   1,000.00000000 1,000.00000000    1.20000000   1,001.20000000        0.00000000       R            1.430000 %
B1       881561HV9   1,000.00000000     0.00000000    2.75555485       2.75555485    1,000.00000000       B1           3.200000 %
B2       881561HW7   1,000.00000000     0.00000000    2.84166591       2.84166591    1,000.00000000       B2           3.300000 %
B3       881561HX5   1,000.00000000     0.00000000    3.70277692       3.70277692    1,000.00000000       B3           4.300000 %
N        881561HY3   1,000.00000000    70.87940778    4.30555556      75.18496333      929.12059222       N            5.000000 %
TOTALS               1,000.00000000    14.74541769    1.64609542      16.39151311      985.25458231

AXA      881561HL1   1,000.00000000     0.00000000    0.26666669       0.26666669      973.83340773       AXA          0.320000 %
AXB      881561HM9   1,000.00000000     0.00000000    0.02500004       0.02500004    1,000.00000000       AXB          0.030000 %
M1X      881561HP2   1,000.00000000     0.00000000    0.05000000       0.05000000    1,000.00000000       M1X          0.060000 %
M2X      881561HR8   1,000.00000000     0.00000000    0.04166687       0.04166687    1,000.00000000       M2X          0.050000 %
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Eva D Aryeetey
                    JPMorgan Chase Bank - ITS - Global Debt
                        JPM, 4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-5429
                              Fax: (212) 623-5932
                        Email: eva.d.aryeetey@chase.com

     represent a reduction in the Class N Notional Amount.
    *Note: Class N is a notional class.  All payments of principal to Class N


                    Principal Remittance Amount                                                                 3,687,725.09

                    Scheduled Principal Payments                                                                  247,420.98

                    Principal Prepayments                                                                       3,440,304.11
                                          Curtailments (Current)                                                   20,403.23
                                          Curtailments (Cumulative)                                                20,403.23

                    Repurchase Principal (Current)
                                          Balance of Mortgage Loans Repurchased                                         0.00
                                          Number of Mortgage Loans Repurchased                                          0.00

                    Repurchase Principal (Cumulative)
                                          Balance of Mortgage Loans Repurchased                                         0.00
                                          Number of Mortgage Loans Repurchased                                          0.00

                    Substitution Amounts                                                                                0.00

                    Net Liquidation Proceeds                                                                            0.00

                    Insurance Proceeds                                                                                  0.00

                    Other Principal                                                                                     0.00

                    Gross Interest                                                                              1,858,355.68

                    Prepayment Premiums (Current)
                                          Number of Loans with Respect to which Prepayment Premiums were Collected            11.00
                                          Balance of Loans with Respect to which Prepayment Premiums were Collected    2,111,610.44
                                          Amount of Prepayment Premiums Collected                                         58,953.09

                    Prepayment Premiums (Cumulative)
                                          Number of Loans with Respect to which Prepayment Premiums were Collected            11.00
                                          Balance of Loans with Respect to which Prepayment Premiums were Collected    2,111,610.44
                                          Amount of Prepayment Premiums Collected                                         58,953.09

Servicing Related Reporting Items
                   Recoveries from Prior Loss Determinations (Current)                                                          0.00
                   Recoveries from Prior Loss Determinations (Cumulative)                                                       0.00

                   Reimbursement of Non-Recoverable Advances Previously Made (Current)                                          0.00
                   Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                       0.00

                   Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                       0.00
                   Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                    0.00

                   Servicing Fees                                                                                         128,125.80
                   Master Servicing Fees                                                                                    2,562.52

                   Credit Risk Manager Fees                                                                                 3,843.77

                   Current Monthly Advances                                                                                      N/A
                   Total Outstanding Advances                                                                                    N/A

                   Initial Number of Loans Outstanding                                                                         1,772

                   Initial Aggregate Loan Balance                                                                     307,501,924.44

                   Beginning Number of Loans Outstanding                                                                       1,772

                   Beginning Aggregate Loan Balance                                                                   307,501,924.44

                   Ending Number of Loans Outstanding                                                                          1,753

                   Ending Aggregate Loan Balance                                                                      303,814,199.35

                   Delinquent Mortgage Loans
                                          Group Totals
                                                                                    Principal
                                          Period                Number                Balance              Percentage
                                         0-29 days                   1,722           297,354,497.70                 97.87 %
                                         30-59 days                     31             6,459,701.62                  2.13 %
                                         60-89 days                      0                     0.00                  0.00 %
                                         90-119 days                     0                     0.00                  0.00 %
                                         120+days                        0                     0.00                  0.00 %
                                          Total                      1,753           303,814,199.32                100.00 %
                   * Delinquent Bankruptcies and Foreclosures are included in the table above.

                   Bankruptcies
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

                   Foreclosures
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

                   REO Properties
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %

                   Book Value of REO Properties                                                                0.00

                   Current Realized Losses                                                                     0.00
                   Cumulative Realized Losses                                                                  0.00

                   Gross Weighted Average Coupon                                                           7.2521 %

                   Net Weighted Average Coupon                                                             6.6984 %

                   Weighted Average Remaining Term (Prior Month)                                                349
                   Weighted Average Remaining Term (Current Month)                                              348

Trigger Event Occurrence                                                                                           NO
                     Does Rolling 3 Mo Delinq Rate equal or exceed 42% of Required Pct?                            NO
                     Rolling 3 Month Delinquency Rate                                                        0.0000 %
                     42% of Required Pct (Effective After Stepdown Date)                                     7.5684 %

                     Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?               NO
                     Cumulative Realized Losses as % of Orig Agg Loan Balance                                0.0000 %
                     Required Loss Percentage (Effective July 2007)                                          3.2500 %

O/C Reporting        Minimum Required Overcollateralization Amount                                       1,625,009.62
                                           Percentage of Initial Aggregate Loan Balance                        0.50 %
                     Targeted Overcollateralization Amount                                               6,337,537.53
                                           Percentage of Initial Aggregate Loan Balance                        1.95 %
                     Ending Overcollateralization Amount                                                 6,337,537.53
                                           Percentage of Initial Aggregate Loan Balance                        1.95 %
                     Ending Overcollateralization Deficiency                                                     0.00
                     Monthly Excess Interest                                                             1,294,376.25
                     Net Excess Spread                                                                         4.89 %
                     Payment to Class X                                                                          0.00

                     Beginning Balance Prefunding Account                                               17,500,000.00
                     Subsequent Transfer Amount                                                                  0.00
                     Distribution Account Deposit (applied to Principal Remittance Amount)                       0.00
                     Ending Balance Prefunding Account                                                  17,500,000.00

                     Beginning Balance Capitalized Interest Account                                        163,398.00
                     Required Withdrawal                                                                    97,685.37
                     Ending Balance Capitalized Interest Account                                            65,712.63

                     Beginning Notional Balance Cap Contract Account                                   318,665,000.00
                     Withdrawals                                                                                 0.00
                     Ending Notional Balance Cap Contract Account                                      315,039,537.00


     represent a reduction in the Class N Notional Amount.
    *Note: Class N is a notional class.  All payments of principal to Class N

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

